SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2002



                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee             001-11421                      61-0502302

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 (State or Other        (Commission File Number)          (I.R.S. Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)

     100 Mission Ridge
 Goodlettsville, Tennessee                                            37072
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 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000


          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

On April 18, 2002, Dollar General Corporation (the "Company") issued a news release regarding the signing of a $450 million fully underwritten bank commitment, which the Company intends to use to refinance its existing bank facilities. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Dollar General Corporation
                                          (Registrant)

April 18, 2002                                  By: /s/ Renee M.H. Yuen
                                                    --------------------
                                                    Renee M.H. Yuen
                                                    Assistant Secretary


Exhibit Index

Exhibit No.       Item

99.1              News release of April 18, 2002